UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 8, 2016

COHERUS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36721	27-3615821
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

333 Twin Dolphin Drive, Suite 600

Redwood City, CA 94065

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 649-3530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Conditions

On August 9, 2016, Coherus BioSciences, Inc. (the “Company”) issued a press release regarding its financial results for its second quarter ended June 30, 2016. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information in this Item 2.02 of this Form 8-K and the Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

On August 8, 2016, the Company issued a press release reporting that its ongoing Phase 3 study of CHS-1420, its adalimumab (Humira®) biosimilar candidate, in patients with psoriasis, met its primary endpoint. The full text of this press release is furnished as Exhibit 99.2 to this Form 8-K.

On August 9, 2016, the Company issued a press release reporting that it submitted a 351(k) biologics license application to the United States Food and Drug Administration for CHS-1701, its pegfilgrastim (Neulasta®) biosimilar candidate. The full text of this press release is furnished as Exhibit 99.3 to this Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release entitled “Coherus BioSciences Reports Second Quarter 2016 Financial and Operating Results” dated August 9, 2016

99.2	Press release entitled “Coherus BioSciences Announces Positive Topline Phase Three Results for CHS-1420 (Humira® Biosimilar Candidate) in Patients with Psoriasis” dated August 8, 2016

99.3	Press release entitled “Coherus BioSciences Submits 351(k) Biologics License Application to U.S. Food and Drug Administration for CHS-1701 (Pegfilgrastim Biosimilar Candidate)” dated August 9, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 9, 2016	COHERUS BIOSCIENCES, INC.

	By:	/s/ Jean-Frédéric Viret
	Name:	Jean-Frédéric Viret
	Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release entitled “Coherus BioSciences Reports Second Quarter 2016 Financial and Operating Results” dated August 9, 2016

99.2	Press release entitled “Coherus BioSciences Announces Positive Topline Phase Three Results for CHS-1420 (Humira® Biosimilar Candidate) in Patients with Psoriasis” dated August 8, 2016

99.3	Press release entitled “Coherus BioSciences Submits 351(k) Biologics License Application to U.S. Food and Drug Administration for CHS-1701 (Pegfilgrastim Biosimilar Candidate)” dated August 9, 2016